UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




 Date of Report (date of earliest event reported): December 6, 2004


                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   Florida
              (State or other jurisdiction of incorporation)

    000-20175                                       01-0469607
   (Commission                                     (IRS Employer
   File Number)                                  Identification No.)


             1292 Hammond Street, Bangor, Maine           04401
        (Address of principal executive offices)       (Zip Code)

                             (207) 942-5273
                      Registrant's telephone number,
                         including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule
or Standard; Transfer of Listing.

On December 6, 2004, Nyer Medical Group, Inc. (the "Company") was notified by The NASDAQ Stock Market ("Nasdaq") that, due to the fact that its audit committee consisted of one independent director, the Company did not satisfy the independent director and auditor requirements for continued listing on Nasdaq under Marketplace Rules 4350(c)(1) (requiring an issuer to maintain a majority of the board of directors comprised of independent directors) and 4350(d)(2) (requiring, in part, that an issuer have an audit committee composed of at least three independent directors) (collectively, the "Rules"), respectively.

With respect to non-compliance with Marketplace Rule 4350(c)(1), in October, 2004, the Company notified Nasdaq on Nasdaq's Corporate Governance Certification Form that the Company is a "Controlled Company", as defined in Marketplace Rule 4350(c)(5), and, therefore, the Company is exempt from Marketplace Rule 4350(c)(1). In general, a "Controlled Company" is one in which more than 50% of its voting power is held by an individual, a group or another company. As noted on the Schedule 13D of Samuel Nyer filed with the Securities and Exchange Commission on December 16, 2002 (which Schedule 13D contains information which is substantially the same on the date of this Form 8-K filing), the voting power of Mr. Nyer in the Company would cause the Company to be deemed a Controlled Company. A Controlled Company relying upon the exemption contained within Marketplace Rule 4350(c)(5) must disclose in its annual meeting proxy statement that it is a Controlled Company and the basis for that determination. Since the Company has not yet established a date for its annual shareholders meeting for 2004 proxy season, it has yet to file its proxy statement for such year. When filed, the proxy statement of the Company will provide the necessary disclosures noted above.

With respect to non-compliance with Marketplace Rule 4350(d)(2), the Company is actively seeking to restore its audit committee to the required three persons as soon as possible.

Nasdaq has requested that, on or before December 21, 2004, the Company provide to Nasdaq the Company's plan and timetable to achieve compliance with the Rules. Nasdaq will review this submission in considering the Company's eligibility for continued listing on Nasdaq. The Company will comply with Nasdaq's request for such a plan and timetable in a timely fashion.















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   Nyer Medical Group, Inc.


 Date: December 10, 2004           By: /s/ Karen L. Wright
                                           Karen L. Wright,
                                           President
































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